UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 23, 2010

Date of Report (Date of earliest event reported)

AAR CORP.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1–6263	36–2334820
(Commission File Number)	(IRS Employer Identification No.)

One AAR Place, 1100 N. Wood Dale Road

Wood Dale, Illinois 60191

(Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code:  (630) 227-2000

Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

On April 23, 2010, EP Aviation, LLC (“EPA”), an indirect subsidiary of AAR CORP. (the “Company”), entered into a Master Loan Agreement with The Huntington National Bank (the “Huntington Loan Agreement”).  The Huntington Loan Agreement creates a $65 million secured revolving credit facility, subject to borrowing base limitations, that EPA can draw upon.  Loans under the Huntington Loan Agreement are secured by aircraft and related engines and components owned by EPA and lease agreements by which such aircraft are leased to third-parties, including EPA’s affiliate, Presidential Airways, Inc.  The Huntington Loan Agreement expires on April 23, 2015.  Borrowings under the Huntington Loan Agreement bear interest at the London Interbank Offered Rate plus 325 basis points.  Repayment of obligations under the Huntington Loan Agreement are subject to a prepayment penalty.  Payment and performance obligations of EPA under the Huntington Loan Agreement are guarantied by the Company pursuant to a separate Guaranty Agreement, dated as of April 23, 2010 (the “AAR Guaranty”).

The Huntington Loan Agreement requires the Company to comply with a fixed charge coverage ratio and contains certain other affirmative and negative covenants, including those relating to financial reporting and notification, payment of taxes and other obligations, compliance with applicable laws, and limitations on additional liens.  In addition, the Huntington Loan Agreement requires the Company to maintain a balance of least 10% of EPA’s outstanding obligations under the Huntington Loan Agreement in a non-interest bearing direct deposit account at The Huntington National Bank.

The foregoing description of the Huntington Loan Agreement and the AAR Guaranty is qualified in its entirety by reference to the full text of the Huntington Loan Agreement and the AAR Guaranty.  Copies of the Huntington Loan Agreement and the AAR Guaranty are filed as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 is incorporated by reference in this Item 2.03.

Item 9.01.   Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description

10.1	Huntington Loan Agreement dated as of April 23, 2010 between EPA Aviation, LLC and The Huntington National Bank.
10.2	Guaranty Agreement dated as of April 23, 2010 by AAR CORP. in favor of The Huntington National Bank.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       April 27, 2010

AAR CORP.

By	/s/ RICHARD J. POULTON
Richard J. Poulton
Vice President, Chief Financial Officer and
Treasurer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Huntington Loan Agreement dated as of April 23, 2010 between EPA Aviation, LLC and The Huntington National Bank.
10.2	Guaranty Agreement dated as of April 23, 2010 by AAR CORP. in favor of The Huntington National Bank.